Deferred Revenue/Income	12 Months Ended
Dec. 31, 2022
Deferred Revenue/Income
Deferred Revenue/Income

16.  Deferred Revenue/Income

The following table shows a reconciliation in the current reporting period related to carried-forward deferred revenue/income.

	Year Ended December 31,
	2020	2021	2022
Deferred revenue/income–beginning of year	485,087	1,061,254	2,197,766
Additions	1,013,397	1,934,086	2,483,462
Recognition	(432,069)	(795,878)	(1,124,186)
Effects on foreign exchange adjustment	(5,161)	(1,696)	4,848
Deferred revenue/income–end of year	1,061,254	2,197,766	3,561,890

Deferred revenue mainly includes the transaction price allocated to the performance obligations that are unsatisfied, or partially satisfied, which mainly arises from the undelivered home chargers, the vehicle connectivity service, the extended warranty service, the points offered to customers as well as battery swapping service embedded in the vehicle sales contract, with unrecognized deferred revenue balance of RMB2,164,288 and RMB3,546,849 as of December 31, 2021 and 2022, respectively.

The Group expects that approximately 35% of the transaction price allocated to unsatisfied performance obligation as at December 31, 2022 will be recognized as revenue during the period from January 1, 2023 to December 31, 2023. The remaining 65% will be recognized during the period from January 1, 2024 to June 30, 2027.

Deferred income includes the reimbursement from a depository bank in connection with the advancement of the Company’s ADS and investor relations programs in the next five years. The Company initially recorded the payment from the depository bank as deferred income and then recognized as other income over the beneficial period, with unrecognized deferred income balance of RMB33,478 and RMB15,041 as of December 31, 2021 and 2022, respectively.